                                                                   EXHIBIT 10.21
                              EMPLOYMENT AGREEMENT


       THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into as of the 7th day of October, 1999 ("Effective Date"), between Global Media Technology, Inc., a Nevada corporation (the "Company"), and Barry B. Sandrew, P.H.D. (the "Employee").

                                   WITNESSETH:

       WHEREAS, it is the desire of the Company to offer the Employee employment with the Company upon the terms and subject to the conditions set forth herein; and

       WHEREAS, it is the desire of the Employee to accept the Company's offer of employment upon the terms and subject to the conditions set forth herein.

       NOW THEREFORE, in consideration of the premises and mutual covenants, conditions and agreements contained herein and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

       1. Employment and Consultancy. The Company hereby agrees to employ the Employee and the Employee hereby agrees to be employed by the Company upon the terms and subject to the conditions set forth herein for the period of employment as set forth in Section 2 hereof (the "Period of Employment"). During the period commencing on the date of the parties' execution of this Agreement and ending on October 6, 1999, the Employee will serve as an independent consultant as set forth in Section 8 hereof.

       2. Term: Period of Employment. Subject to the terms and conditions of this Agreement, the Period of Employment hereunder shall be for an indefinite period commencing on the date hereof (the "Effective Date") and ending on the election of either the Employee or the Company or both such parties hereto to exercise the termination provisions set forth in Section 7 or upon the election of the parties to enter into other contractual terms. The phrase "Period of Employment" as used herein shall be deemed to have terminated as of the date of any notice provided to the Employee pursuant to Section 7 hereof, notwithstanding the Company's obligation to pay the Employee pursuant to Subsections 7(b) and 7(c) hereof.

       3. Office and Duties. During the Period of Employment:

               (a) The Employee shall be employed as the President of the Company, having the authority and duties attendant to such position as set forth in the bylaws of the Company (the "Bylaws") and having such responsibilities as may reasonably be prescribed for such position by the board of directors of the Company (the "Board of Directors") in accordance with the Bylaws;

               (b) The Employee shall devote substantially all of his time to the business and affairs of the Company except for vacations, illness or incapacity, as hereinafter set forth. Notwithstanding the preceding sentence, nothing in this Agreement shall preclude the Employee from devoting reasonable amounts of time:

                       (i) to serving as a director, officer or member of a committee of any organization or entity involving no conflict of interest with the Company; or

                       (ii) engaging in charitable and community activities; or

                       (iii) to work with the following entities:

                             UC MEDACCESS
                             Channel One
                             IATR
                             TalentKING
                             Dynamic Resources
                             WEC/WithIt
                             TowerHill Capital Group

                       (iv) to engage in other activities or work with other entities with the prior written consent of the Company.

provided, however, that such activities do not interfere with the performance by the Employee of his duties hereunder nor conflict with the interests of the Company. In consideration of such employment, the Employee agrees that he shall not, directly or indirectly, individually or as a member of any partnership or joint venture, or as an officer, director, stockholder, employee or agent of any other person, firm, corporation, business organization or other entity, engage in any trade or business activity or pursuit for his own account or for or on behalf of any other person, firm, corporation, business organization or other entity, those activities which competes, conflicts or interferes with that of the Company or the performance of the Employee's obligations hereunder. Notwithstanding the foregoing, nothing contained herein shall be construed to prevent the Employee from: (x) investing in the stock of any corporation which is listed on a national securities exchange or traded in the over-the-counter market if the Employee does not and will not, as a result of such investment, own more than five percent (5%) of the stock of such corporation ("Permitted Investments"); or (y) engaging in personal business ventures to which the Employee devotes time outside of the time required to be devoted to the business of the Company hereunder.

               (c) The Employee shall be entitled to vacation time each year in accordance with the following schedule:

               Employment Years             Vacation Days Per Year
               ----------------             ----------------------
               First and Second                    10
               Third and Fourth                    15
               Fifth through Tenth                 20
               Thereafter                          25





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







       4. Compensation and Benefits. In exchange for the services rendered by the Employee pursuant hereto in any capacity during the Period of Employment, the Employee shall be compensated as follows:

               (a) Compensation. Commencing on the Effective Date of this Agreement, the Company shall pay the Employee a salary equal to Two Hundred Fifty Thousand Dollars ($250,000) per annum at a rate of Twenty Thousand Eight Hundred Thirty Three Dollars and Thirty Three cents ($20,833.33) per month (such monthly amount, as the same may be increased from time to time by the Board of Directors, shall be defined as the "Monthly Compensation"). Such salary shall be payable in accordance with the customary payroll practices of the Company.

                       (i) Signing Bonus. In addition to the compensation and benefits provided herein, the Employee shall be entitled to a signing bonus of 30,000 shares of the common stock of eSat, Inc., $0.001 par value ("Shares") upon his execution of this Agreement. Such Shares shall be "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933 and therefore subject to a twelve (12)-month trading restriction from date of issue. The Employee's interest in the Shares granted to him hereunder shall be fully vested upon the parties' execution of this Agreement. In connection with the issuance and delivery of the Shares to the Employee pursuant to this Subsection 4(b), the Employee shall pay the Company the minimum amount necessary to satisfy all applicable federal, state and local income and employment tax withholding requirements. If the Employee fails to pay such taxes or at the Employee's request, the Company may withhold the required amounts from other payments payable to the Employee hereunder or withhold the requisite number of Shares necessary to satisfy any such requirement.

               (b) Discretionary Bonuses. In addition to the signing bonus set forth above, the Employee shall be entitled to receive a bonus from time to time if, in the sole judgment of the Board of Directors, the financial performance of the Company or the services rendered by the Employee merit such a bonus.

               (c) Withholding and Employment Tax. Payment of all compensation hereunder shall be subject to customary withholding tax and other employment taxes as may be required with respect to compensation paid by an employer to an employee.

               (d) Options. In consideration of the Employee's agreement to render the services provided herein, the Company shall grant to the Employee an option exercisable to purchase an aggregate of One Million (1,000,000) shares of the Company's common stock at an exercise price of Ten Cents ($0.10) per share. Such options shall vest and become exercisable in accordance with the terms and conditions set forth in the Stock Option Agreement, which is attached hereto as Addendum A of this Agreement.

       5. Business Expenses. The Company shall reimburse the Employee for all reasonable travel or other expenses incurred by the Employee in connection with the performance of his duties under this Agreement, provided that the same are previously authorized by the Company in accordance with such procedures as the Company may from time to time establish for employees and as required to preserve any deductions for federal income taxation purposes to which the Company may be entitled. The foregoing business expense reimbursement policy



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







shall also apply to cover the Employee's reasonable commuting expenses, including the cost of overnight accommodations and the Employee's daily commute from his residence in Encinitas, California.

       6. Company Benefits. The Employee shall be entitled to participate in the fringe benefit programs, 401(k) plan and group medical, dental, vision and life insurance plans or programs of the Company, if any, to the extent that his position, tenure, salary, age, health and other qualifications make him eligible to participate, subject to the rules and regulations applicable thereto.

       7. Termination of Employment. Notwithstanding any other provision of this Agreement, employment hereunder may be terminated:

               (a) By the Company, in the event of the Employee's death or Disability (as hereinafter defined) or for Just Cause (as hereinafter defined). "Just Cause" shall mean: (i) the Employee's indictment for, conviction of or the entering into of a plea of guilty to a crime involving a felonious act or acts, including dishonesty, fraud or moral turpitude by the Employee; (ii) prolonged or repeated absence from duty without the consent of the Company (for reasons other than the Employee's health or incapacity); (iii) habitual engaging in any activity which is competitive with the business of the Company; and (iv) willful misconduct, gross negligence or dishonesty on the part of the Employee relating to the performance of his duties hereunder. The Employee shall be deemed to have a "Disability" for purposes of this Agreement if he is unable to perform with reasonable accommodation, by reason of physical or mental incapacity, a material portion of his duties or obligations under this Agreement for a period of one hundred twenty (120) consecutive days in any 365-day period. The Board of Directors shall determine whether and when the Disability of the Employee has occurred and such determination shall not be arbitrary or unreasonable. The Company shall provide written notice to the Employee within thirty (30) days after discovery of the occurrence of an event or circumstance which constitutes "Just Cause," specify the event or circumstance giving rise to the Company's exercise of its right hereunder and, with respect to Just Cause arising under either Subsection 7(a)(i), (iii) or (iv), the Employee's employment hereunder shall be deemed terminated as of the date of such notice. With respect to Just Cause arising under Subsection 7(a)(ii), the Company shall provide the Employee with thirty (30) days written notice of such violation and the Employee shall be given reasonable opportunity during such thirty (30) day period to cure the subject violation;

               (b) By the Company, in its sole and absolute discretion and for any reason other than the Employee's death or Disability or for Just Cause, provided that in such event the Company shall, as liquidated damages or severance pay, or both continue to pay the Employee an amount equal to the Employee's then Monthly Compensation (as defined in Section 4(a) hereof) for one
(1) year following the date of termination; provided that during such one
(1)-year period should the Employee be engaged as a consultant or employee by another company the wages or fees earned by the Employee during such period shall offset and reduce the amounts otherwise payable pursuant to this Subsection; and





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







               (c) By the Employee (i) upon any material violation of any material provision of this Agreement by the Company, which violation remains unremedied for a period of thirty (30) days after written notice of the same is delivered to the Company by the Employee, and (ii) upon any material change in the responsibilities of the Employee, without the Employee's prior consent; provided that, in such event the Company shall, as liquidated damages or severance pay, or both continue to pay to the Employee an amount equal to the Employee's Monthly Compensation for one (1) year following the date of termination; provided that during such one (1)-year period should the Employee be engaged as a consultant or employee by another company the wages or fees earned by the Employee during such period shall offset and reduce the amounts otherwise payable pursuant to this Subsection.

       Nothing set forth in this section shall: (i) require the Employee in the event of termination pursuant to Subsections 7(b) or 7(c) above to mitigate damages during the period in which the Employee is receiving payment thereunder (the "Severance Period"); or (ii) entitle the Company to offset the amounts owed by the Company to the Employee pursuant to Subsections 7(b) or 7(c) by any income or compensation received by the Employee from sources other than the Company during such Severance Period. In addition, the Company shall not be entitled to withhold or otherwise offset any amounts payable to the Employee under Subsections 7(b) or 7(c) above in response to an alleged violation by the Employee of any of the obligations which are imposed under this Agreement and survive termination hereof until such time as court of competent jurisdiction or other appropriate governing body has rendered judgment or otherwise made a determination with respect to whether such violation has occurred.

       8. Consultancy. The Company hereby appoints the Employee as an independent consultant in a consulting capacity with respect to the business of the Company. In such capacity, the Employee shall perform all duties as set forth in Section 2 hereof. The Employee will serve as an independent consultant from the date of the parties' execution of this Agreement until October 6, 1999 (the "Consultancy Period"). By his execution of this Agreement, the Employee accepts such appointment. During the Consultancy Period, the Employee shall earn the same compensation as would otherwise be payable pursuant to Section 4(a) hereof. The Employee shall operate his consulting business and shall freely employ any such employees or agents and on such terms as he chooses. All persons employed by the Employee in connection with the performance of the Employee's duties hereunder during the Consultancy Period shall be employees or agents of the Employee and shall not have any relationship to the Company. The Employee shall be responsible for all costs of operating his business, including but not limited to, taxes, all licenses, insurance policies, employee expenses, telephone, travel, or equipment. The Employee agrees that he will, at his own expense, comply with all applicable laws, and will, among other things, file any required reports, take any required actions, and obtain any required governmental permits, approvals and clearances. Because the Employee is an independent contractor of the Company during the Consultancy Period, he shall be solely responsible for the payment of federal, state and local taxes on the compensation payments he may receive pursuant to this Section. During the Consultancy Period, the Employee shall not be eligible to participate in any fringe benefit, welfare benefit, retirement benefit or deferred compensation plans or programs of the Company. During the entire term of the Consultancy Period, the Employee shall be subject to the non-solicitation and confidentiality provisions under this Agreement.





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







       9. Non-Solicitation. Notwithstanding any earlier termination, during the Period of Employment (including any Renewal Period) and for one (1) year thereafter, the Employee shall not: (i) solicit or induce any employee of the Company to terminate his or her employment or otherwise leave the Company's employ or hire any such employee (unless the Board of Directors shall have authorized such employment and the Company shall have consented thereto in writing); or (ii) contact or solicit any clients or customers of the Company, either as an individual or as a member of any partnership or joint venture, or as an officer, director, stockholder, investor, employee or agent of any other person, person, corporation, business organization or other entity.

       10.Confidential Information. The parties hereto recognize that it is fundamental to the business and operation of the Company, its affiliates, subsidiaries and divisions to preserve the specialized knowledge, trade secrets, and confidential information of the foregoing concerning the fields of advertising, marketing and interactive solutions. The strength and good will of the Company is derived from the specialized knowledge, trade secrets, and confidential information generated from experience through the activities undertaken by the Company, its affiliates, subsidiaries and divisions thereof. The disclosure of any of such information and the knowledge thereof on the part of competitors would be beneficial to such competitors and detrimental to the Company, its affiliates, subsidiaries and divisions thereof, as would the disclosure of information about the marketing practices, pricing practices, costs, profit margins, design specifications, analytical techniques, concepts, ideas, process developments (whether or not patentable), customer and client agreements, vendor and supplier agreements and similar items or technologies. By reason of his being an employee of the Company, in the course of his employment, the Employee has or shall have access to, and has obtained or shall obtain, specialized knowledge, trade secrets and confidential information such as that described herein about the business and operation of the Company, its affiliates, subsidiaries and divisions thereof. Therefore, the Employee hereby agrees as follows, recognizing and acknowledging that the Company is relying on the following in entering into this Agreement:

               (a) The Employee hereby sells, transfers and assigns to the Company, or to any person or entity designated by the Company, any and all right, title and interest of the Employee in and to all creations, designs, inventions, ideas, disclosures and improvements, whether patented or unpatented, and copyrightable material, made or conceived by the Employee solely or jointly, in whole or in part, during or before the term hereof (commencing with the date of the Employee's employment with the Company) which: (i) relate to methods, apparatus, designs, products, processes or devices created, promoted, marketed, distributed, sold, leased, used, developed, relied upon or otherwise provided by the Company or any affiliate, subsidiary or division thereof; or (ii) otherwise relate to or pertain to the business, operations or affairs of the Company or any affiliate, subsidiary or division thereof. Whether during the Period of Employment or thereafter, the Employee shall execute and deliver to the Company such formal transfers and assignments and such other papers and documents as may be required of the Employee to permit the Company or any person or entity designated by the Company to file, enforce and prosecute the patent applications to any of the foregoing and, as to copyrightable material, to obtain copyright thereon; and

               (b) Notwithstanding any earlier termination, during the Period of Employment (including any Renewal Period) and for a period of one (1) year thereafter, the Employee shall, except as otherwise required by or compelled by law, keep secret and retain in strict confidence, and shall not use, disclose to others, or publish any information, other than information which is in the public domain or becomes publicly available through no wrongful act on the part of the Employee, which information shall be deemed not to be confidential information, relating to the business, operation or other affairs of the Company, its affiliates, subsidiaries and divisions thereof, including but not limited to confidential information concerning the design and marketing practices, pricing practices, costs, profit margins, products, methods, guidelines, procedures, engineering designs and standards, design specifications, analytical techniques, technical information, customer, client, vendor or supplier information, employee information, and any and all other confidential information acquired by him in the course of his past or future services for the Company or any affiliate, subsidiary or division or division thereof. The Employee shall hold as the Company's property all notes, memoranda, books, records, papers, letters, formulas and other data and all copies thereof and therefrom in any way relating to the business, operation or other affairs of the Company, its affiliates, subsidiaries and divisions thereof, whether made by him or otherwise coming into his possession. Upon termination of his employment or upon the demand of the Company, at any time, the Employee shall deliver the same to the Company within twenty-four (24) hours of such termination or demand.

       11.Reasonableness of Restrictions. The Employee hereby agrees that the restrictions in this Agreement, including without limitation, those relating to the duration of the provisions hereof and the territory to which such restrictions apply, are necessary and fundamental to the protection of the business and operation of the Company, its affiliates, subsidiaries and divisions thereof, and are reasonable and valid.

       12.Reformation of Certain Provisions. In the event that a court of competent jurisdiction determines that the non-solicitation or the confidentiality provisions hereof are unreasonably broad or otherwise unenforceable because of the length of their respective terms or the breadth of their territorial scope, of for any other reason, the parties hereto agree that such court may reform the terms and/or scope of such covenants so that the same are reasonable and, as reformed, shall be enforceable.

       13.Indemnification. The Employee represents and warrants that except as otherwise disclosed on Addendum B hereof, there is no agreement preventing his performance of the duties and responsibilities to the Company required of him pursuant to this Agreement or which shall impair or diminish the value of the rights granted hereunder. The Employee agrees to indemnify and hold the Company harmless from all liability, actions, claims, demands, loss and damage, including reasonable attorney's fees, which may be suffered by the Company by reason of any breach of any warranty made by him hereunder.

       14. Arbitration. Subject to Section 15 below, any controversy, dispute and/or claim in any manner arising out of or relating to this Agreement; any claim, including but not limited to any claim of race, age, national origin, religion, sex, pregnancy, family leave, harassment, sexual orientation, disability discrimination, defamation, infliction of emotional distress, breach of contract, violation of public policy or statute, or wrongful termination arising out of the voluntary or involuntary termination of the employment, shall be settled solely by final and binding arbitration in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Any arbitration proceeding shall take place in Orange County, California. Judgment on any decision rendered by the arbitrator may be entered in any court having jurisdiction thereof.

       15.Certain Provisions; Specific Performance. In the event of a breach by the Employee of the non-solicitation or confidentiality provisions hereof, such breach shall not be subject to the arbitration provision of Section 14 above and the Company shall be entitled to seek immediate injunctive relief and a decree of specific performance against the Employee. Such remedy is non-exclusive and shall be in addition to any other remedy to which the Company or any affiliate, subsidiary or division thereof may be entitled.

       16.Consolidation; Merger; Sale of Assets. Nothing in this Agreement shall preclude the Company from combining, consolidating or merging with or into, transferring all or substantially all of its assets to, or entering into a partnership or joint venture with, another corporation or other entity, or effecting any other kind of corporate combination, provided that, the corporation resulting from or surviving such combination, consolidation or merger, or to which such assets are transferred, or such partnership or joint venture assumes this Agreement and all obligations and undertakings of the Company hereunder. Upon such a consolidation, merger, transfer or assets or formation of such partnership or joint venture, this Agreement shall inure to the benefit of, be assumed by, and be binding upon such resulting or surviving transferee corporation or such partnership or such joint venture, and the term "Company," as used in this Agreement, shall mean such corporation, partnership or joint venture, or other entity and this Agreement shall continue in full force and effect and shall entitle the Employee and his heirs, beneficiaries and representatives to exactly the same compensation, benefits, perquisites, payments and other rights as would have been their entitlement had such combination, consolidation, merger, transfer of assets or formation of such partnership or joint venture not occurred.

       17.Survival. Sections 7 and 9 through 15 shall survive the termination for any reason of this Agreement (whether such termination is by the Company, by the Employee, upon the expiration of this Agreement by its terms or otherwise).

       18.Severability. The provisions of this Agreement shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and unenforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable. Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

       19. Entire Agreement; Amendment. This Agreement contains the entire agreement between the Company and the Employee with respect to the subject matter hereof. This Agreement may not be amended, changed, modified or discharged, nor may any provision hereof



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







be waived, except by an instrument in writing, executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification or discharge is sought. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

       20.Notices. All notices, request, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if physically delivered, delivered by express mail or other expedited service or upon receipt if mailed, postage prepaid, via first class mail as follows:

a) To the Company:               Global Media Technology, Inc.
                                 16520 Harbor Boulevard, Bldg. G
                                 Fountain Valley, California 92708
                                 Attention:  Chief Executive Officer

b) To the Employee:              Barry B. Sandrew, P.H.D.
                                 c/o Global Media Technology, Inc.
                                 16520 Harbor Boulevard, Bldg. G
                                 Fountain Valley, California 92708


and/or to such other persons and addresses as any party hereto shall have specified in writing to the other.

       21. Assignability. This Agreement shall not be assignable by the Employee, but shall be binding upon and shall inure to the benefit of his heirs, executors, administrators and legal representatives. This Agreement shall be binding upon any successor to the Company and shall be assignable by the Company to any affiliate, subsidiary or division thereof.

       22. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California, without regard to the principles of conflicts of laws thereof.

       23. Waiver and Further Agreement. Any waiver or any breach of any terms or conditions of this Agreement shall not operate as a waiver of any other breach of such terms or conditions or any other term or condition hereof, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as the other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

       24. Headings of No Effect. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       GLOBAL MEDIA TECHNOLOGY, INC.



Date:  August 7, 1999                  By:     /s/ Michael C. Palmer
                                          ------------------------------------
                                               Michael C. Palmer, CEO

                                       THE EMPLOYEE

                                       By:     /s/ Barry B. Sandrew
                                          ------------------------------------
Date: August 7, 1999                           Barry B. Sandrew

                                   ADDENDUM A

THE OPTION TO PURCHASE SHARES OF THE COMMON STOCK OF GLOBAL MEDIA TECHNOLOGY, INC., REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. NEITHER THE OPTIONS NOR THE UNDERLYING SHARES MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF SAID CORPORATION AND SUCH FURTHER RESTRICTIONS AS THE BOARD OF DIRECTORS MAY DETERMINE.

                             STOCK OPTION AGREEMENT

       STOCK OPTION AGREEMENT effective as of this 7thday of October, 1999, between Global Media Technology, Inc., a Nevada corporation (the "Corporation"), and Barry B. Sandrew (the "Recipient").

       WHEREAS, pursuant to that certain Employment Agreement entered into as of October 7, 1999 by and between the Corporation and Recipient (the "Employment Agreement"), the Corporation agreed to grant to Recipient an option to purchase 1,000,000 shares of this Corporation's common stock, $.001 par value ("Common Stock") at an exercise price of $0.10 per share.

       NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged, the Corporation and the Optionee agree as follows:

1. Grant of Option. The Corporation hereby grants to Recipient an option to purchase (the "Option") an aggregate of 1, 000,000 shares of the Corporation's Common Stock for a purchase price of $0.10 per share (the "Option Price").

2. Vesting of Option. The option shall become exercisable by Recipient during the term of the Option, as provided in Paragraph 6, at the rate of 20% of the shares of the Corporation's Common Stock covered by the Option upon the Recipient's completion of each full year of continuous employment pursuant to the Employment Agreement. Accordingly, the Option shall be fully exercisable upon the Recipient's completion of 5 full years of continuous employment with the Corporation.

3. Exercise of Option. Once exercisable, as provided in Paragraph 2, this Option may be exercised in whole or in part at any time during the term of the Option, provided, however, no portion of this Option shall be exercisable after the expiration of the term thereof.

              The Option may be exercised, as provided in this Paragraph 3, by notice and payment to the Corporation as provided in Paragraph 5 hereof.





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







4. Fair Market Value. For purpose of this Option, "Fair Market Value" shall be the value determined in accordance with the following provisions:

       (a) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market System or the Nasdaq SmallCap Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market System or any successor system or the Nasdaq SmallCap Market or any successor market. If there is no closing selling price for the Common Stock on the date in question, then the FMV shall be the closing selling price on the last preceding date for which such quotation exists.

       (b) If the Common Stock is at the time listed or admitted to trading on any stock exchange, the Fair Market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Board of Directors of the corporation to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

       (c) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange, not traded on the Nasdaq National Market System nor on the Nasdaq SmallCap Market, then such Fair Market Value shall be determined by the Board of Directors of the Corporation after taking into account such factors as the Board of Directors of the Corporation shall deem appropriate.

1.     Manner of Exercise.

       (a) During the lifetime of the Recipient, only he may exercise the Option or any portion thereof. After the death of the Recipient, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Paragraph 6 and/or 8, be exercised by the Recipient's personal representative or by any person empowered to do so under the Recipient's will or under the then applicable laws of descent and distribution.

       (b) The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when such exercisable Option or portion thereof becomes unexercisable:





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







              i. Notice in writing signed by the Recipient, or such other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Corporation; and

              ii. (a) Full payment (in cash or by check) for the shares with respect to which such Option or portion thereof is exercised; or

                     (b) With the consent of the Corporation, shares of the Company's Common Stock owned by the Recipient duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion thereof is exercised.

1. Term of Option. The term of the Option will be through October 6, 2009, subject to Paragraphs 7 and 8 as provided in this Agreement.

              The Recipient of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock covered by the Option until such shares shall have been purchased through the exercise of the Option and has been evidenced on the stock transfer records of the Corporation maintained by the Corporation's transfer agent.

2. Transferability Restriction. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise); provided, however, that nothing herein shall be construed as prohibiting Recipient from providing for the disposition of the Option or his right, title and interest in it upon his death (at anytime while he has the right to exercise the Option) by will or testamentary device, or as prohibiting the transfer of the Option by the laws of descent and distribution. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process not in accordance with the foregoing sentence shall cause the Option to terminate immediately upon the happening of any such event, and the Recipient shall lose all rights under this Agreement, provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 7, will not prejudice any rights or remedies which the Corporation may have under this Option Agreement or otherwise.

3. Death, Disability or Retirement of Recipient. The Recipient's rights to exercise this Option upon the death, disability or retirement of the Recipient are set forth as follows:

       (a) If the Recipient ceases to be in Service to the Corporation for a reason other than Disability or death, the Option, to the extent it has not yet been exercised, shall immediately terminate. If the Recipient ceases to be in Service to the Corporation by reason of Disability within the meaning of Section 7(a) of the Employment Agreement (as determined by the Board of Directors), the Recipient will have three (3) months after the date of termination of Service, but in no event after the stated expiration date of the Option (as provided in Paragraph 6), to exercise the Option to the same extent the Recipient was entitled to exercise the Option on the date the Recipient's Service terminated as a result of the Disability.

       (b) If a Recipient dies while in the Corporation's Service, the Option or any portion thereof that the Recipient was entitled to exercise on the date of death will be exercisable within the six-month period following the date of issuance of letters testamentary or letters of administration of a deceased Recipient, in the case of the Recipient's death during his Service to the Corporation's Board, but not later than one (1) year after the Recipient's death or until the stated expiration date of the Option (as provided in Paragraph 6), whichever occurs first, by the person or persons ("successors") to whom the Recipient's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the Option Price, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

       (c) The term "Service" means service as an employee pursuant to the Employment Agreement or as an independent contractor.

1. No Registration Obligation. The Recipient understands that the Option is not registered under the Securities Act of 1933, as amended (the "Securities Act") and the Corporation has no obligation to register under the Securities Act the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option. The Recipient represents that the Option is being acquired by him for investment and acknowledges that all certificates for the shares issued upon exercise of the option will bear the following legend unless such shares are registered under the Securities Act prior to their issuance:

              The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Corporation and its legal counsel such sales, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

              The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise the Recipient and the Corporation are able to establish the existence of an exemption from registration under the Securities Act and applicable state laws.



2.     Effect of Certain Changes.

       (a) If there is any change in the number of shares of outstanding Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock available for options and the number of such shares covered by outstanding options, and the exercise price per share of the outstanding options, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

       (b) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, or any sale or transfer by the Corporation of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group for more than 50% of the then outstanding voting securities of the Corporation, or an initial public offering of the common stock of the Corporation, the Option shall become immediately exercisable as to all or any portion of the shares of Common Stock covered by the Option without regard to whether the Option is fully exercisable in accordance with the exercise schedule provided in Paragraph 2. The Recipient shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, merger or consolidation, sale or transfer of assets or tender offer or exchange offer, by a Recipient of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; sales or transfer of assets or tender offer or exchange offer, or in the alternative the Board may provide that the Option granted herein shall terminate as of a date fixed by the Board; provided, however, that not less than thirty (30) day's written notice of the date so fixed shall be given to the Recipient, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the Option.

       (c) Subparagraph (b) of this Paragraph 10 shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change which results in the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board shall provide that the Recipient shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any direct or indirect Parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change consolidation or merger by the Recipient of the number of shares of Common Stock for which Option might have been exercised.

       (d) If there is a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Stock Option Agreement.

       (e) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board.

       (f) Except as expressly provided in this Paragraph 10, the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or split-up, split-off, or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not effect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option. The grant of this Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

1. Notices. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation, c/o Chief Executive Officer, Global Media Technology, Inc., 16520 Harbor Blvd., Bldg. G, Fountain, Valley, CA 92708. Notices to the Recipient or other person or persons then entitled to exercise the option shall be addressed to the Recipient or such other person or persons at the Recipient's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 11.

2. Approval of Consent. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange or association upon which the Common Stock than may be listed.

3. Benefits of Agreement. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

4. Governmental and other Regulations. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by the regulatory or governmental agency which, in the opinion of counsel for the Corporation, may be required.

5. Conditions to Exercise. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and non-assessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

       i. The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed;

       ii. The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Corporation shall, in its absolute discretion, deem necessary or advisable;

       iii. The obtaining of any approval or other clearance from any state or federal governmental agency which the Corporation shall, in its absolute discretion, determine to be necessary or advisable;

       iv. The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

       v. The lapse of such reasonable period of time following the exercise of the Option as the Corporation may from time to time establish for reasons of administrative convenience.

       This Stock Option Agreement is executed in the name and on behalf of the corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

                                     GLOBAL MEDIA TECHNOLOGY, INC.

                                     By
                                        --------------------------------------








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       The undersigned Recipient understands the terms of this Stock Option
Agreement. The undersigned agrees to comply with the terms and conditions of this Stock Option Agreement.



Date                    , 1999     Signature:
         ---------------                     ----------------------------------
                                   Printed Name:
                                                -------------------------------
                                   Tax ID # (SSN):
                                             ----------------------------------
                                   Address:
                                           ------------------------------------

                                           ------------------------------------

                                           ------------------------------------





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                                   Addendum B



Contracts with T. P. EG/IATR


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